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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 19, 2001
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                        (Date of earliest event reported)


                            R&G FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)


Puerto Rico                          0-22137                    66-0532217
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(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                  File Number)             Identification No.)


280 Jesus T. Pinero Ave., Hato Rey, San Juan, Puerto Rico         00918
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(Address of principal executive offices)                       (Zip Code)


                                 (787) 758-2424
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                          if changed since last report)



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Item 5.  OTHER EVENTS

         On December 19, 2001, R&G Financial Corporation (the "Company"), announced that it entered into an Agreement and Plan of Reorganization, dated as of December 19, 2001, by and among the Company, its wholly owned Florida subsidiary, R&G Acquisition Holdings Corporation, and The Crown Group, Inc., a Florida corporation, ("Group") and its wholly owned subsidiary, Crown Bank, a Federal Savings Bank (the "Merger Agreement" a copy of which is attached hereto as Exhibit 2.1), pursuant to which Group will be acquired by the Company.

         Under the terms of the Merger Agreement, holders of Group common stock will receive an aggregate of $100.0 million in cash and a 6 3/4% Subordinated Debenture with a five year term and a $5.0 million aggregate principal amount. The acquisition is expected to close during the second quarter of the calendar year 2002, pending the receipt of all requisite regulatory approvals and the approval of Group's shareholders.

         A copy of the press release made in connection with the announcement is attached hereto as Exhibit 99.1 and is incorporated by reference herein in its entirety.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      The following exhibits are included with this Report:

                  Exhibit 2.1       Agreement and Plan of Reorganization,
                                    dated as of December 19, 2001, by and among R&G Financial Corporation, R&G Acquisition Holdings Corporation, The Crown Group, Inc., and Crown Bank, a Federal Savings Bank.

                  Exhibit 99.1      Press Release dated December 19, 2001.

                  Exhibit 99.2      Regulation FD Disclosure

Item 9.  REGULATION FD DISCLOSURE

         Reference is made to Exhibit 99.2 for presentation information the Company intends to make available as of December 19, 2001 with respect to the transaction which is the subject of this filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         R&G FINANCIAL CORPORATION


                                         By: /s/ Joseph R. Sandoval
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                                         Joseph R. Sandoval
                                         Chief Financial Officer


Date:    December 19, 2001.